         As filed with the Securities and Exchange Commission on April 26, 1996
                                                    Registration No. 333-_______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  NOVELL, INC.
             (Exact Name of Registrant as specified in its charter)

              DELAWARE                                         87-0393339
      (State of Incorporation)                              (I.R.S. Employer
                                                          Identification Number)

                            1555 NORTH TECHNOLOGY WAY
                                 OREM, UT 84057
                        (Address, including zip code, of
                    Registrant's principal executive offices)

                 NOVELL, INC. 1989 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                             DAVID R. BRADFORD, ESQ.
                         SENIOR VICE PRESIDENT, GENERAL
                         COUNSEL AND CORPORATE SECRETARY
                                  NOVELL, INC.
                            1555 NORTH TECHNOLOGY WAY
                                 OREM, UT 84057
                                 (801) 222-6000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                   COPIES TO:
                               Tor R. Braham Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
                                 (415) 493-9300
================================================================================

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                             Proposed
                Title of                      Amount          Maximum           Proposed Maximum          Amount of
              Securities to                   To Be        Offering Price          Aggregate            Registration
              Be Registered                 Registered       Per Share           Offering Price              Fee
- --------------------------------------------------------------------------------------------------------------------
Common Stock, $0.10 par value

- -  Upon exercise of options
   under Novell, Inc. 1989
   Employee Stock Purchase
   Plan                                    2,683,398          $12,875(1)       $34,548,749.25(1)         $11,914.00
====================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rule 457(c), on the basis of the average of the high and low prices reported in the Nasdaq National Market System on April 23, 1996, which average was $12.875.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.            INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

         1. The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 3, 1985, and the description of the Registrant's Preferred Shares Rights Plan and the Series A Junior Participating Preferred Shares issuable thereunder contained in the Registration Statement on Form 8-A dated December 12, 1988, filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such descriptions.

         2. The Registrant's Annual Report on Form 10-K for the year ended October 28, 1995, filed pursuant to Section 13(a) of the Exchange Act.

         3. The Registrant's Quarterly Report on Form 10-Q for the quarter ended January 27, 1996, filed pursuant to Section 13 of the Exchange Act.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.            DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.            INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Counsel for the Registrant, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, has rendered an opinion to the effect that the Common Stock offered hereby will, when issued in accordance with the Registrant's 1989 Employee Stock Purchase Plan, be legally and validly issued, fully paid and nonassessable. Larry W. Sonsini, a member of such law firm, is a director of the Registrant and benificially owns 46,600 shares of common stock (including exercisable options)

ITEM 6.            INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Further, in accordance with the Delaware General Corporation Law, the Registrant's Certificate of Incorporation eliminates the liability of a director of the Registrant to the Registrant and its stockholders for monetary damages for breaches of such director's fiduciary duty of care in certain instances.
Article VII of the Bylaws of the Registrant provides for indemnification of certain agents to the maximum extent permitted by the Delaware General Corporation Law. Persons covered by this indemnification provision include any current or former directors, officers, employees and other agents of the Registrant, as well as persons who serve at the request of the Registrant as directors, officers, employees or agents of another enterprise.

         In addition, the Registrant has entered into contractual agreements with certain directors and officers of the Registrant designated by the Board to indemnify such individuals to the full extent permitted by law. These agreements also resolve certain procedural and substantive matters that are not covered, or are covered in less detail, in the Bylaws or by the Delaware General Corporation Law.



ITEM 7.            EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.            EXHIBITS.

 Number                                                 Document
- --------                                         ----------------------

  4.1*            Novell, Inc. 1989 Employee Stock Purchase Plan, together with forms of Subscription Agreement and withdrawal Agreement thereunder.

  4.2*            Summary memorandum of the Novell, Inc. 1989 Employee Stock Purchase Plan.

  5.1             Opinion of Wilson Sonsini Goodrich & Rosati with respect to the securities being registered.

 23.1.1           Consent of Independent Auditors (see page II-7).

 23.1.2           Consent of Independent Auditors (see page II-8).

 23.2             Consent of Counsel (contained in Exhibit 5.1).

 24.1             Power of Attorney (See page II-5).

- -------------------

* Incorporated by reference to exhibit filed with the Registrant's Registration Statement on Form S-8 (File No. 33-31299) filed on September 28, 1989.

ITEM 9.            UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 hereof, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Provo, State of Utah, on April 26, 1996.

                                       NOVELL, INC.

                                       By:  /s/ Robert J. Frankenberg
                                            ------------------------------------
                                            Robert J. Frankenberg
                                            Chairman of the Board, President,
                                            Chief Executive Officer and Director

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Frankenberg and David R. Bradford, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                               TITLE                                 DATE
- ---------------------------------------             ---------------------------------------            ---------------


/s/ Robert J. Frankenberg                           Chairman of the Board, President,                  April 26, 1996
- ---------------------------------------             Chief Executive Officer and Director
Robert J. Frankenberg                               (Principal Executive Officer)


/s/ James R. Tolonen                                Executive Vice President and Chief                 April 26, 1996
- ---------------------------------------             Financial Officer (Principal Financial
James R. Tolonen                                    Officer)


/s/ Stephen C. Wise                                 Senior Vice President, Finance (Chief              April 26, 1996
- ---------------------------------------             Accounting Officer)
Stephen C. Wise


/s/ Alan C. Ashton                                  Director                                           April 26, 1996
- ---------------------------------------
Alan C. Ashton


/s/ Elaine R. Bond                                  Director                                           April 26, 1996
- ---------------------------------------
Elaine R. Bond


/s/ Hans-Werner Hector                              Director                                           April 26, 1996
- ---------------------------------------
Hans-Werner Hector


/s/ Jack L. Messman                                 Director                                           April 26, 1996
- ---------------------------------------
Jack L. Messman


/s/ Larry W. Sonsini                                Director                                           April 26, 1996
- ---------------------------------------
Larry W. Sonsini


/s/ Ian R. Wilson                                   Director                                           April 26, 1996
- ---------------------------------------
Ian R. Wilson


/s/ John A. Young                                   Director                                           April 26, 1996
- ---------------------------------------
John A. Young

                                      II-6

                                                                EXHIBIT 23.1.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employee Stock Purchase Plan of Novell, Inc. of our reports dated December 12, 1995 with respect to the consolidated financial statements of Novell, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended October 28, 1995 and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.



                                                               ERNST & YOUNG LLP

San Jose, California
April 26, 1996

                                                       Exhibit 23.1.2


                      CONSENT OF Price Waterhouse LLP

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of Novell, Inc. of our report dated March 22, 1994 appearing on page 17 of the Form 10-K for the year ended October 28, 1995.

                                                       Price Waterhouse LLP

Salt Lake City, Utah
April 26, 1996

                                INDEX TO EXHIBITS


  Exhibit
  Number                                  Description
- -----------     ----------------------------------------------------------------------

   4.1*         Novell, Inc. 1989 Employee Stock Purchase Plan, together with forms of
                Subscription Agreement and Withdrawal Agreement thereunder.

   4.2*         Summary Memorandum of the Novell, Inc. 1989 Employee Stock
                Purchase Plan.

   5.1 Opinion of Wilson Sonsini Goodrich & Rosati with respect to the securities being registered.

  23.1.1        Consent of Ernst & Young LLP, and Price Waterhouse LLP, Independent Auditors (see page II-7).

  23.1.2        Consent of Price Waterhouse LLP, Independent Auditors (see page II-8).

  23.2          Consent of Counsel (contained in Exhibit 5.1).

  24.1          Power of Attorney (See page II-5).

- ------------------------

* Incorporated by reference to exhibit filed with the Registrant's Registration Statement on Form S-8 (File No. 33-31299) filed on September 28, 1989.